IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
IFRS 7 Disclosure

The shaded text along with the tables specifically marked with an asterisk (*) in the following sections of the MD&A represent our disclosures on credit, market and liquidity and funding risks in accordance with IFRS 7
, Financial Instruments: Disclosures
, and include discussion on how we measure our risks and the objectives, policies and methodologies for managing these risks. Therefore, these shaded text and marked tables represent an integral part of our 2024 Annual Consolidated Financial Statements.

Principal r isks

Credit risk

Credit risk is the risk of loss associated with an obligor’s potential inability or unwillingness to fulfill its contractual obligations on a timely basis and may arise directly from the risk of default of a primary obligor (e.g., issuer, debtor, counterparty, borrower or policyholder), indirectly from a secondary obligor (e.g., guarantor or reinsurer), and/or through off-balance
sheet exposures, contingent credit risk, associated credit risk and/or transactional risk. Credit risk includes counterparty credit risk arising from both trading and non-trading
activities. Exposure to credit risk occurs any time funds are extended, committed or invested through an actual or implied contractual agreement.
We balance our risk and return by setting the following objectives for the management of credit risk:
•	Ensuring credit quality is not compromised for growth;
•	Managing credit risks in transactions, relationships and portfolios;
•	Avoiding excessive concentrations in correlated credit risks;
•	Using our credit risk rating and scoring systems or other approved credit risk assessment or rating methodologies, policies and tools;
•	Pricing appropriately for the credit risk taken;
•	Detecting and preventing inappropriate credit risk through effective systems and controls;
•	Applying consistent credit risk exposure measurements;
•	Ongoing credit risk monitoring and administration;
•	Transferring credit risk to third parties where appropriate through approved credit risk mitigation techniques (e.g., sale, hedging, insurance, securitization); and
•	Avoiding activities that are inconsistent with our values, Code of Conduct or policies.
The Enterprise Credit Risk Management Framework (ECRMF) provides an overview of our approach to the management of Credit Risk including principles, methodologies, systems, roles and responsibilities, reports and controls. Additional supporting policies exist that are designed to provide further clarification of roles and responsibilities, acceptable practices, limits and key controls within the enterprise.
Credit risk measurement
We quantify credit risk at both the individual obligor and portfolio levels to manage expected credit losses and minimize unexpected losses to limit earnings volatility and ensure we are adequately capitalized.
We employ a variety of risk measurement methodologies to measure and quantify credit risk for our wholesale and retail credit portfolios. The wholesale portfolio is comprised of businesses, sovereigns, public sector entities, banks and other financial institutions, as well as certain HNW individuals. The retail portfolio is comprised of residential mortgages, personal loans, credit cards and small business loans. Our credit risk rating systems are designed to assess and quantify the risk inherent in credit activities in an accurate and consistent manner. The resulting ratings and scores are then used for both client- and transaction-level risk decision-making and as key inputs for our risk measurement and capital calculations.
Measurement of economic and regulatory capital
Economic capital, which is our internal quantification of risks, is used for limit setting. It is also used for internal capital adequacy and allocation of capital to the Insurance segment. Our methodology for allocating capital to our business segments, other than Insurance, is based on regulatory requirements. For further details, refer to the Capital management section.
In measuring credit risk to determine regulatory capital, two principal approaches are available: the Internal Ratings Based (IRB) Approach and the Standardized Approach as per OSFI’s CAR guideline. The IRB Approach allows both a full model-based approach referred to as the Advanced Internal Ratings Based
(A-IRB)
Approach and a more supervisory-based approach known as the Foundation Internal Ratings Based Approach
(F-IRB).
The Standardized Approach applies primarily to Wealth Management, including our City National wholesale portfolio, our Caribbean banking operations and certain non-mortgage
retail portfolios acquired through the HSBC Canada transaction, and is based on risk weights prescribed by OSFI that are used to calculate RWA for credit risk exposure.
The A-IRB Approach, which applies to most of our retail and wholesale credit risk exposures (excluding
F-IRB
exposures discussed below), utilizes three key parameters which form the basis of our credit risk measures for both regulatory and economic capital:
•
Probability of default (PD): An estimated percentage that represents the likelihood of default within a given time period of an obligor for a specific rating grade or for a particular pool of exposure.

•	Exposure at default (EAD): An amount expected to be owed by an obligor at the time of default.
•	Loss given default (LGD): An estimated percentage of EAD that is not expected to be recovered during the collections and recovery process following a default.
These parameters are determined based primarily on historical experience from internal credit risk rating systems in accordance with supervisory standards.
PD is estimated based on a
long-run
average of default rates for a specific rating grade or for a particular pool of exposure. The PD assigned to a default grade(s) or pools, consistent with the definition of default, is 100%.

EAD is estimated based on the current exposure to the obligor and the possible future changes in that exposure driven by factors such as the current utilization of approved limit. As with LGD, rates are estimated to reflect an economic downturn, with added conservatism to reflect data and statistical uncertainties identified in the modelling process.
Each credit facility is assigned an LGD rate that is largely driven by factors that impact the extent of losses anticipated in the event the obligor defaults. These factors mainly include seniority of debt, collateral and the industry sector in which the obligor operates. Estimated LGD rates draw primarily on internal loss experiences. Where we have limited internal loss data, we also refer to appropriate external data to supplement the estimation process. LGD rates are estimated to reflect conditions that might be expected to prevail in a period of an economic downturn, with additional conservatism added to reflect data limitations and statistical uncertainties identified in the estimation process.
Estimates of PD, LGD and EAD are reviewed on an annual basis and updates are then validated by an independent validation team within the bank. In addition, quarterly monitoring and back-testing is performed by the estimation team. These ratings and risk measurements are used to determine our expected losses as well as economic and regulatory capital, setting of risk limits, portfolio management and product pricing.
The
F-IRB
Approach is a prescribed regulatory approach that must be used to determine RWA related to our exposures to all banks and large corporates defined as having total consolidated revenues in excess of $750 million annually. The
F-IRB
Approach uses the same PD parameter as the
A-IRB
Approach but requires the use of supervisory-prescribed EAD and LGD parameters.
Financial and regulatory measurement distinctions
Expected loss models are used for both regulatory capital and accounting purposes. Under both models, expected losses are calculated as the product of PD, LGD and EAD. However, there are certain key differences under current Basel and IFRS reporting frameworks which could lead to significantly different expected loss estimates, including:
•
Basel PDs are based on
long-run
averages over an entire economic cycle. IFRS PDs are based on current conditions, adjusted for estimates of future conditions that will impact PD under probability-weighted macroeconomic scenarios.

•
Basel PDs consider the probability of default over the next 12 months. IFRS PDs consider the probability of default over the next 12 months only for instruments in stage 1. Expected credit losses for instruments in stage 2 are calculated using lifetime PDs.

•
Basel LGDs are based on severe but plausible downturn economic conditions. IFRS LGDs are based on current conditions, adjusted for estimates of future conditions that will impact LGD under probability-weighted macroeconomic scenarios.

For further details, refer to the Critical accounting policies and estimates section.

Gross credit risk exposure
Gross credit risk is categorized as i) lending-related and other credit risk or ii) trading-related credit risk, and is calculated based on the Basel III framework. Under this method, EAD for all lending-related and other credit transactions and trading-related repo-style transactions is calculated before taking into account any collateral and is inclusive of an estimate of potential future changes to that credit exposure. EAD for derivatives is calculated inclusive of collateral in accordance with regulatory guidelines.
Lending-related and other credit risk includes:
•
Loans and acceptances outstanding, undrawn commitments, and other exposures, including contingent liabilities such as letters of credit and guarantees, debt securities carried at FVOCI or amortized cost and deposits with financial institutions. Undrawn commitments represent an estimate of the contractual amount that may be drawn upon at the time of default of an obligor.

Trading-related credit risk includes:
•
Repo-style transactions, which include repurchase and reverse repurchase agreements and securities lending and borrowing transactions. For repo-style transactions, gross exposure represents the amount at which securities were initially financed, before taking collateral into account.

•
Derivative amounts which represent the credit equivalent amount, as defined by OSFI as the replacement cost plus an add-on
amount for potential future credit exposure, scaled by a regulatory factor. For further details on replacement cost and credit equivalent amounts, refer to Note 9 of our 2024 Annual Consolidated Financial Statements.

Credit risk assessment
Wholesale credit risk
The wholesale credit risk rating system is designed to measure the credit risk inherent in our wholesale credit activities.
Each obligor is assigned a borrower risk rating (BRR), reflecting an assessment of the credit quality of the obligor. Each BRR has a PD calibrated against it. The BRR differentiates the riskiness of an obligor and represents our evaluation of the obligor’s ability and willingness to meet its contractual obligations on time over a three year time horizon. The assignment of BRRs is based on the evaluation of the obligor’s business risk and financial risk through fundamental credit analysis, as well as data-driven modelling. The determination of the PD associated with each BRR relies primarily on internal default history since 2006. PD estimates are designed to be a long-run
average of our experience across the economic cycle in accordance with regulatory guidelines.
Our rating system is designed to stratify obligors into 22 grades. The following table aligns the relative rankings of our
22-grade
internal risk ratings with the external ratings used by S&P and Moody’s.

Internal ratings map*	Table 41

Ratings	PD Bands
	Business and Bank	Sovereign	BRR	S&P	Moody’s	Description
1	0.0000% – 0.0500%	0.0000% – 0.0150%	1+	AAA	Aaa	Investment Grade
2	0.0000% – 0.0500%	0.0151% – 0.0250%	1H	AA+	Aa1
3	0.0000% – 0.0500%	0.0251% – 0.0350%	1M	AA	Aa2
4	0.0000% – 0.0500%	0.0351% – 0.0450%	1L	AA-	Aa3
5	0.0000% – 0.0550%	0.0451% – 0.0550%	2+H	A+	A1
6	0.0551% – 0.0650%		2+M	A	A2
7	0.0651% – 0.0750%		2+L	A-	A3
8	0.0751% – 0.0850%		2H	BBB+	Baa1
9	0.0851% – 0.1030%		2M	BBB	Baa2
10	0.1031% – 0.1775%		2L	BBB-	Baa3
11	0.1776% – 0.3470%		2-H	BB+	Ba1	Non-investment Grade
12	0.3471% – 0.6460%		2-M	BB	Ba2
13	0.6461% – 1.0620%		2-L	BB-	Ba3
14	1.0621% – 1.5520%		3+H	B+	B1
15	1.5521% – 2.2165%		3+M	B	B2
16	2.2166% – 4.5070%		3+L	B-	B3
17	4.5071% – 7.1660%		3H	CCC+	Caa1
18	7.1661% – 13.1760%		3M	CCC	Caa2
19	13.1761% – 24.9670%		3L	CCC-	Caa3
20	24.9671% – 99.9990%		4	CC	Ca
21	100%		5	D	C	Impaired
22	100%		6	D	C

*	This table represents an integral part of our 2024 Annual Consolidated Financial Statements.
Retail credit risk
Credit scoring is the primary risk rating system for assessing obligor and transaction risk for retail exposures. Scoring models use internal and external data to assess and score borrowers, predict future performance and manage limits for existing loans and collection activities. Credit scores are one of the factors employed in the acquisition of new clients and management of existing clients. The credit score of the borrower is used to assess credit risk for each independent acquisition or account management action, leading to an automated decision or guidance for an adjudicator. Credit scoring improves credit decision quality, adjudication timeframes and consistency in the credit decision process and facilitates risk-based pricing. We seek to continuously improve our credit scoring and analytic capabilities by exploring client behavioural data and advanced analytical techniques to make sound credit decisions.
To arrive at a retail risk rating, borrower scores are categorized and associated with PDs for further grouping into risk rating categories. The following table maps PD bands to various summarized risk levels for retail exposures:

Internal ratings map*	Table 42

PD bands	Description
0.050% – 3.965%	Low risk
3.966% – 7.428%	Medium risk
7.429% – 99.99%	High risk
100%	Impaired/Default

*	This table represents an integral part of our 2024 Annual Consolidated Financial Statements.
Credit risk mitigation

We seek to reduce our exposure to credit risk through a variety of means, including the structuring of transactions and the use of collateral.
Structuring of transactions
Specific credit policies and procedures set out the requirements for structuring transactions. Risk mitigants include the use of guarantees, collateral, seniority, LTV requirements and covenants. Product-specific guidelines set out appropriate product structuring as well as client and guarantor criteria.
Collateral
When we advance credit, we often require obligors to pledge collateral as security. The extent of risk mitigation provided by collateral depends on the amount, type and quality of the collateral taken. Specific requirements relating to collateral valuation and management are set out in our credit risk management policies.
The types of collateral we use to secure credit or trading facilities within the bank are varied. For example, our securities financing and collateralized OTC derivatives activities are primarily secured by cash and highly-rated liquid government and agency securities. Wholesale lending to business clients is often secured by pledges of the assets of the business, such as accounts receivable, inventory, operating assets and commercial real estate. In Personal Banking, Commercial Banking and Wealth Management, collateral typically consists of a pledge over a real estate property, or a portfolio of debt securities and equities trading on a recognized exchange.
•
We employ a risk-based approach to property valuation. Property valuation methods include automated valuation models (AVM) and appraisals. An AVM is a tool that estimates the value of a property by reference to market data including sales of comparable properties and price trends specific to the Metropolitan Statistical Area in which the property being valued is located. Using a risk-based approach, we also employ appraisals which can include drive-by
or full
on-site
appraisals.

There were no significant changes regarding our risk management policies on collateral or to the quality of the collateral held during the period.
Credit risk approval
The Board, GE, GRC and other senior management committees work together to ensure the ECRMF and supporting policies, processes and procedures exist to manage credit risk and approve related credit risk limits. Reports are provided to the Board, the GRC, and senior executives to keep them informed of our risk profile, including significant credit risk issues, shifts in exposures and trending information, to ensure appropriate and timely actions can be taken where necessary. Our enterprise-wide credit risk policies set out the minimum requirements for the prudent management of credit risk in a variety of borrower, transactional and portfolio management contexts.
Transaction approval
Credit transactions are governed by our RBC Enterprise Policy on Risk Limits and Risk Approval Authorities that captures the authorities and risk limits delegated to management as well as the credit rules policy, which outlines the minimum standards for managing credit risk at the individual client relationship and/or transaction level. The credit rules policy is further supported by business and/or product-specific policies and guidelines as appropriate. Where a transaction exceeds senior management’s authorities, the approval of the Risk Committee of the Board is required.
Product approval
Proposals for credit products and services are comprehensively reviewed and approved under a product risk assessment process and are subject to product and suitability risk approval authorities which increase as the level of risk increases. New and amended products must be reviewed relative to all risk drivers, including credit risk. All existing products must be reviewed on a regular basis following a risk-based assessment approach.
Credit risk limits
•
The allocation of risk appetite and Board delegated authorities are supported by the establishment of risk limits which take both regulatory constraints and internal risk management judgment into account. Risk limits are established at the following levels: single name limits, regional, country and industrial sector limits (notional and economic capital), regulatory large exposure limits, product and portfolio limits, and underwriting and distribution risk limits. These limits apply across all businesses, portfolios, transactions and products.

•	We actively manage credit exposures and limits to ensure alignment with our risk appetite, to maintain our target business mix and to ensure that there is no undue concentration risk.
•
Concentration risk is defined as the risk arising from large exposures that are highly correlated such that the obligors’ ability to meet contractual obligations could be similarly affected by changes in economic, political or other risk drivers.

•	Credit concentration limits are reviewed on a regular basis after considering business, economic, financial and regulatory environments.

Market risk

Market risk is defined to be the impact of market prices upon our financial condition. This includes potential gains or losses due to changes in market-determined variables such as interest rates, credit spreads, equity prices, commodity prices, foreign exchange rates and implied volatilities.
Market risk controls – FVTPL positions, including trading portfolios
1
As an element of the ERAF, the Board approves our overall market risk appetite. The Market and Counterparty Credit Risk function within GRM is responsible for creating and managing the controls and governance procedures that are designed to ensure that risk taken is consistent with risk appetite constraints set by the Board. These controls include limits on probabilistic measures of potential loss such as
Value-at-Risk
and stress tests as defined below:
Value-at-Risk
(VaR)
is a statistical measure of potential loss for a financial portfolio computed at a given level of confidence and over a defined holding period. We measure VaR at the 99th percentile confidence level for price movements over a one-day
holding period using historic simulation of the last two years of equally weighted historic market data. These calculations are updated daily with current risk positions, with the exception of certain less material positions that are not actively traded which are updated on at least a monthly basis.
Trading VaR captures potential loss for our trading portfolio that excludes the impacts of non-trading
FVTPL positions such as loan underwriting commitments. Total VaR captures potential loss for all positions classified as FVTPL.
VaR is a statistical estimate based on historical market data and should be interpreted with knowledge of its limitations, which include the following:
•	VaR will not be predictive of future losses if the realized market movements differ significantly from the historical periods used to compute it.
•	VaR projects potential losses over a one-day holding period and does not project potential losses for risk positions held over longer time periods.
•	VaR is measured using positions at close of business and does not include the impact of trading and hedging activity over the course of a day.
We validate our VaR measures through a variety of means – including subjecting the models to vetting and validation by a group of independent model developers and by back-testing the VaR against daily marked-to-market
revenue to identify and examine events in which actual outcomes in trading revenue exceed the VaR projections.
Stress tests
– Our market risk stress testing program is used to identify and control risk due to large changes in market prices and rates. We conduct stress testing daily on positions that are marked-to-market.
The stress tests simulate both historical and hypothetical events which are severe and long-term in duration. Historical scenarios are taken from actual market events and range in duration up to 90 days. Examples include the
COVID-19
Pandemic of 2020, Global Financial Crisis of 2008 and the Taper Tantrum of 2013. Hypothetical scenarios are designed to be forward-looking at potential future market stresses, and are designed to be severe but plausible. We are constantly evaluating and refining these scenarios as market conditions change. Stress results are calculated assuming an instantaneous revaluation of our positions with no management action.
Market risk measures – FVTPL positions

Market risk measures*	Table 50

	October 31, 2024				October 31, 2023
		For the year ended				For the year ended

(Millions of Canadian dollars)	As at	Average	High	Low	As at	Average	High	Low
Equity	$23	$14	$26	$6	$10	$11	$26	$6
Foreign exchange	6	5	10	2	4	3	25	2
Commodities	11	6	11	4	5	5	8	4
Interest rate (1)	23	30	44	19	38	32	49	20
Credit specific (2)	8	8	9	7	7	5	8	4
Diversification (3)	(37)	(34)	n.m.	n.m.	(35)	(31)	n.m.	n.m.
Trading VaR	$34	$29	$41	$20	$29	$25	$36	$16
Total VaR	$34	$70	$138	$26	$121	$51	$127	$27

*	This table represents an integral part of our 2024 Annual Consolidated Financial Statements.
(1)	General credit spread risk and funding spread risk associated with uncollateralized derivatives are included under interest rate VaR.
(2)	Credit specific risk captures issuer-specific credit spread volatility.
(3)	Trading VaR is less than the sum of the individual risk factor VaR results due to risk factor diversification.
n.m.	not meaningful
Market risk controls – Interest Rate Risk in the Banking Book (IRRBB)
positions
3
IRRBB arises primarily from traditional customer-originated banking products such as deposits and loans, and includes related hedges and interest rate risk from securities held for liquidity management purposes. Factors contributing to IRRBB include mismatches between asset and liability repricing dates, relative changes in asset and liability rates in response to market rate scenarios, and other product features affecting the expected timing of cash flows, such as options to pre-pay
loans or redeem term deposits prior to contractual maturity. IRRBB sensitivities are regularly measured and reported, and subject to limits and controls with independent oversight from GRM.
The Board approves the risk appetite for IRRBB, and the Asset Liability Committee (ALCO) and GRM provide ongoing governance through IRRBB risk policies, limits, operating standards and other controls. IRRBB reports are reviewed regularly by GRM, ALCO, the GRC, the Risk Committee of the Board and the Board.

IRRBB measurement
To monitor and control IRRBB, we assess two primary metrics, Net Interest Income (NII) risk and Economic Value of Equity (EVE) risk, under a range of market shocks, scenarios, and time horizons. Market scenarios include currency-specific parallel and non-parallel
yield curve changes, interest rate volatility shocks, and interest rate scenarios prescribed by regulators.
In measuring NII risk, detailed banking book balance sheets and income statements are dynamically simulated to estimate the impact of market stress scenarios on projected NII. Assets, liabilities and off-balance
sheet positions are simulated over various time horizons. The simulations incorporate maturities, renewals, and new originations along with prepayment and redemption behaviour. Product pricing and volumes are forecasted based on past experience to determine response expectations under a given market shock scenario. EVE risk captures the market value sensitivity to changes in rates. In measuring EVE risk, deterministic (single-scenario) and stochastic (multiple-scenario) valuation techniques are applied to spot position data. NII and EVE risks are measured for a range of market risk stress scenarios which include extreme but plausible changes in market rates and volatilities. IRRBB measures assume continuation of existing hedge strategies.
Management of NII and EVE risk is complementary and supports our efforts to generate a sustainable high-quality NII stream. NII and EVE risks for specific units are measured daily, weekly or monthly depending on materiality, complexity and hedge strategy.
A number of assumptions affecting cash flows, product
re-pricing
and the administration of rates underlie the models used to measure NII and EVE risk. The key assumptions pertain to the projected funding date of mortgage rate commitments, fixed-rate loan prepayment behaviour, term deposit redemption behaviour, and the term and rate profile of non-maturity
deposits. All assumptions are derived empirically based on historical client behaviour and product pricing with consideration of possible forward-looking changes. All models and assumptions used to measure IRRBB are subject to independent oversight by GRM.

Market risk measures – IRRBB Sensitivities
The following table shows the potential
before-tax
impact of an immediate and sustained 100 bps increase or decrease in interest rates on projected EVE and
12-month
NII, assuming no subsequent hedging. Interest rate risk measures are based on current on and off-balance
sheet positions which can change over time in response to business activity and management actions.

Market risk – IRRBB measures*	Table 51

	October 31 2024						October 31 2023
	EVE risk			NII risk (1)

(Millions of Canadian dollars)	Canadian dollar impact	U.S. dollar impact	Total	Canadian dollar impact	U.S. dollar impact	Total	EVE risk	NII risk (1)
Before-tax impact of:
100 bps increase in rates	$(1,775)	$(301)	$(2,076)	$264	$136	$400	$(1,552)	$651
100 bps decrease in rates	1,705	(42)	1,663	(315)	(187)	(502)	1,353	(751)

*	This table represents an integral part of our 2024 Annual Consolidated Financial Statements.
(1)	Represents the 12-month NII exposure to an instantaneous and sustained shift in interest rates.
Non-trading
foreign exchange rate risk
Foreign exchange rate risk is the potential adverse impact on earnings and economic value due to changes in foreign currency rates. Our revenue, expenses and income denominated in currencies other than the Canadian dollar are subject to fluctuations as a result of changes in the value of the average Canadian dollar relative to the average value of those currencies. Our most significant exposure is to the U.S. dollar, due to our operations in the U.S. and other activities conducted in U.S. dollars. Our other significant exposure is to the British pound due to our activities conducted internationally in this currency. A strengthening or weakening of the Canadian dollar compared to the U.S. dollar and British pound could reduce or increase, as applicable, the translated value of our foreign currency denominated revenue, expenses and earnings and could have a significant effect on the results of our operations. We are also exposed to foreign exchange rate risk arising from our investments in foreign operations. For unhedged equity investments, when the Canadian dollar appreciates against other currencies, the unrealized translation losses on net foreign investments decreases our shareholders’ equity through the other components of equity and decreases the translated value of the RWA of the foreign currency-denominated asset. The reverse is true when the Canadian dollar depreciates against other currencies. Consequently, we consider these impacts in selecting an appropriate level of our investments in foreign operations to be hedged.

Liquidity and funding risk

Liquidity and funding risk (liquidity risk) is the risk that we may be unable to generate sufficient cash or its equivalents in a timely and cost-effective manner to meet our commitments. Liquidity risk arises from mismatches in the timing and value of on-balance
sheet and
off-balance
sheet cash flows.

Governance of liquidity risk
Our liquidity risk management activities are conducted in accordance with internal frameworks and policies, including the Enterprise Risk Management Framework (ERMF), the Enterprise Risk Appetite Framework (ERAF), the Enterprise Liquidity Risk Management Framework (LRMF), the Enterprise Liquidity Risk Policy, and the Enterprise Pledging Policy. Collectively, our frameworks and policies establish liquidity and funding management requirements appropriate for the execution of our strategy and ensuring liquidity risk remains within our risk appetite.
Liquidity risk objectives, policies and risk appetite are reviewed regularly, and updated to reflect changes in industry practice and relevant regulatory guidance. Enterprise policies are supported by subsidiary, operational, desk and product-level policies and standards that specify risk control elements, such as parameters, methodologies, limits and authorities governing the measurement and management of liquidity. Management practices, parameters, models and methodologies are also subject to regular review, and are updated to reflect market conditions and business mix. Stress testing is employed to assess the robustness of the control framework and inform liquidity contingency plans.
Responsibilities for liquidity risk oversight and management
The Board, the Risk Committee of the Board, the Group Risk committee (GRC), the Asset Liability Committee (ALCO), and the Policy Review Committee (PRC) are accountable for the identification, assessment, control, monitoring and oversight of liquidity risk. The GRC, PRC and/or the ALCO review liquidity reporting and policies prior to review by the Board or its committees.
•	The Board, the Risk Committee of the Board, the GRC and the ALCO regularly review information on our consolidated liquidity position;
•
The PRC approves the Liquidity Risk Policy, which establishes minimum risk control elements in accordance with the Board-approved risk appetite and the LRMF, and the Pledging Policy, which outlines the requirements and authorities for the management of our pledging activities;

•
The ALCO annually approves the Enterprise Liquidity Contingency Plan (ELCP) and provides strategic direction and oversight to Corporate Treasury, other functions, and business segments on the management of liquidity and funding.

In addition to our committee oversight framework, liquidity risk management activities are subject to the three lines of defence governance model. Corporate Treasury, the first line of defence for the management of liquidity risk, is subject to independent second line challenge and oversight by GRM. RBC Internal Audit is the third line of defence. The three lines of defence are independent of the business whose activities generate liquidity risks.

Liquidity risk mitigation strategies and techniques
Our liquidity management policies and practices are designed to ensure the soundness of our liquidity position. Our liquidity profile is structured to ensure that we have sufficient liquidity to satisfy current and prospective commitments in both normal and stressed conditions. For this purpose, we employ the following liquidity risk mitigation strategies and techniques:
•	Maintaining a sufficient buffer of cash, central bank reserves, and unencumbered marketable securities, supported by a demonstrated capacity to monetize these securities during stress;
•	Access to a broad range of funding sources, including a stable base of core client deposits and a diversified wholesale funding mix;
•	Access to central bank funding facilities in Canada and the U.S., and select other jurisdictions in which we operate;
•	Timely and granular risk measurement and reporting to control and monitor liquidity sources and uses, and inform liquidity risk management decisions;
•	A comprehensive program for liquidity stress testing and crisis management;
•	Governance of pledging activity through limits and designated liquid asset buffers to address potential increased pledging activity;
•	Achieving an appropriate balance between the level of exposure allowed under our risk appetite and the cost of risk mitigation;
•	Transparent liquidity transfer pricing and cost allocation mechanisms to align risk management with business strategies; and
•	A three-lines-of-defence governance model providing effective oversight and challenge of liquidity risk strategies, metrics, assumptions, and controls.
Our dedicated liquid asset portfolios are managed and controlled in accordance with internal policies and are subject to minimum asset quality and other relevant requirements (e.g., term to maturity, diversification, and eligibility for central bank advances). These securities, along with other unencumbered liquid assets held for trading or other activities, contribute to our liquidity reserve, as reflected in the liquidity disclosures below.
Risk tolerance
Our liquidity risk appetite is reviewed at a minimum annually by ALCO, GRC, and the Risk Committee of the Board before it is recommended for approval to the Board. Risk appetite, a key element of our enterprise risk management framework, is defined as the amount and type of risk that RBC is able and willing to take in pursuit of its business objectives.
Risk measurement and internal liquidity reporting

We maintain robust liquidity risk measurement capabilities to support timely and frequent reporting of information for the management of our liquidity position and oversight of risk. This reporting, which includes internal and regulatory metrics, is used to monitor adherence with our risk appetite and limits, and position relative to regulatory minimums. Regulatory metrics used to manage and control liquidity risk include OSFI’s Liquidity Coverage Ratio (LCR), Net Stable Funding Ratio (NSFR) and Net Cumulative Cash Flow (NCCF). The specificity with which we measure and manage liquidity allows us to make ongoing informed assessments of the demands and mobility of liquidity, considering currency requirements, access to foreign exchange markets and commitments, and expectations under local regulations.
Internal assessments of liquidity risk include application of scenario-specific assumptions against our assets and liabilities, and various off-balance
sheet commitments and obligations to project cash flows over varying time horizons and degrees of stress. For example, certain government bonds could be quickly and easily converted to cash without significant loss of value. In contrast, lower-rated securities may not be deemed appropriate sources of liquidity in times of stress, or may incur higher potential monetization costs. While relationship-based deposits contractually can be withdrawn immediately, in practice, these balances can be relatively stable sources of funding depending on several factors, such as the nature of the client and their intended use. Assumptions and methodologies informing our assessment of liquidity risk are periodically reviewed and validated to ensure alignment with our operating environment, expected economic and market conditions, rating agency preferences, regulatory requirements and generally accepted industry practices.
To manage liquidity risk within our liquidity risk appetite, we set limits on various metrics over a range of time horizons, jurisdictions and currencies. We also consider various levels of stress conditions in our development of appropriate contingency, recovery and resolution plans. Our liquidity risk measurement and control activities cover multiple areas:
Structural (longer-term) liquidity risk
We use both internal and regulatory metrics to manage and control the structural alignment between long-term illiquid assets, the availability of core relationship deposits and longer-term funding. Conversely, we aim to align the use of shorter-term wholesale funding with assets of equivalent liquidity-generating potential.
Tactical (shorter-term) liquidity risk
To address potential immediate cash flow risks during periods of stress, we use short-term net cash flow limits to control risk at the material unit, subsidiary and currency levels. Net cash flow positions are determined by applying internally-derived risk assumptions and parameters to known and anticipated cash flows for all material unencumbered assets, liabilities and off-balance
sheet activities. Additional product-level controls and limits are employed to manage concentration risk and perceived market capacity limitations for more sensitive liquidity sources and uses. We also control tactical liquidity by adhering to relevant regulatory standards, such as LCR.
Stress testing
Our comprehensive stress testing program informs internal assessments of the sufficiency of liquid assets, and whether they are adequately pre-positioned
and accessible to meet stressed liquidity needs. Our stress tests, which include elements of scenario and sensitivity analyses, measure our prospective exposure to systemic and
RBC-specific
events over periods of time. Different degrees of severity are considered for each type of crisis with some scenarios reflecting multiple downgrades to our credit ratings.
Contingency liquidity risk management and funding plans
Contingency liquidity risk planning assesses the impact of sudden stress on our liquidity risk position and identifies a range of potential mitigating actions and plans. Corporate Treasury maintains the Enterprise Liquidity Contingency Plan (ELCP) and regional liquidity contingency plans (LCPs) that identify potential sources of stress and guide our responses to liquidity crises. Potential sources of stress are calibrated based on relevant historical experience and resulting contingent funding needs, including those from draws on committed credit and liquidity lines, demands for increased collateral and deposit run-offs.
The ELCP also identifies alternative liquidity sources and considerations for their use.
Additionally, under the leadership of Corporate Treasury, enterprise and regional Liquidity Crisis Teams (LCTs) each meet regularly to assess our liquidity status, review, and approve the LCPs and during times of stress, provide linkages to the front line and other functions to support effective and coordinated crisis management and oversight. Enterprise and local LCTs include members from key business segments, GRM, Finance, Operations, and Communications. The liquidity status assessment and monitoring process informs management, the Board and regulatory agencies of our assessment of internal and external events and their potential implications on liquidity risk.
Funding

Funding strategy
Maintaining a diversified funding base is a key strategy for managing our liquidity risk profile.
Core funding, comprising capital, longer-term wholesale liabilities and a diversified pool of personal as well as the stable portion of our commercial and institutional deposits, is the foundation of our structural liquidity position.
Wholesale funding activities are well-diversified by geography, investor segment, instrument, currency, structure and maturity. We maintain an ongoing presence in different funding markets, which allows us to continuously monitor market developments and trends, identify opportunities and risks and take appropriate and timely actions.
We continuously evaluate opportunities to expand into new markets and untapped investor segments since diversification expands our wholesale funding flexibility, minimizes funding concentration and dependency and generally reduces financing costs.
We regularly assess our funding concentration and have implemented limits on certain funding sources to support diversification of our funding base.

We use residential mortgage and credit card securitization programs as a source of funding and for liquidity and asset/liability management purposes. Our total secured long-term funding includes outstanding MBS sold, covered bonds that are collateralized with residential mortgages and securities backed by credit card receivables.

Long-term funding sources* (1)	Table 55

	As at
(Millions of Canadian dollars)	October 31 2024	October 31 2023
Unsecured long-term funding	$150,682	$139,882
Secured long-term funding	83,353	74,720
Subordinated debentures	13,714	12,038
	$247,749	$226,640

*	This table represents an integral part of our 2024 Annual Consolidated Financial Statements.
(1)	Based on original term to maturity greater than 1 year.
We also raise long-term funding using Canadian Senior Notes, Kangaroo Bonds (issued in the Australian domestic market by foreign firms) and Yankee Certificates of Deposit (issued in the U.S. domestic market by foreign firms).
Contractual maturities of financial liabilities and
off-balance
sheet items – undiscounted basis
The following tables provide remaining contractual maturity analysis of our financial liabilities and off-balance
sheet items. Disclosed amounts are the contractual undiscounted cash flows of all financial liabilities (e.g., par value or amount payable upon maturity). The amounts do not reconcile directly with those in our consolidated balance sheets as the table incorporates only cash flows relating to payments on maturity and do not recognize premiums, discounts or mark-to-market
adjustments recognized in the instruments’ carrying values as at the balance sheet date. Financial liabilities are based upon the earliest period in which they are required to be paid. For off-balance
sheet items, the undiscounted cash flows potentially payable under financial guarantees and commitments to extend credit are classified based on the earliest date they can be called.

Contractual maturities of financial liabilities and off-balance sheet items – undiscounted basis*	Table 63

	As at October 31, 2024
(Millions of Canadian dollars)	On demand	Within 1 year	1 year to 2 years	2 years to 5 years	5 years and greater	Total
Financial liabilities
Deposits (1)	$585,524	$560,583	$79,909	$127,421	$58,193	$1,411,630
Other
Acceptances	–	24	–	11	–	35
Obligations related to securities sold short	–	35,326	–	–	–	35,326
Obligations related to assets sold under repurchase agreements and securities loaned	22,336	282,478	466	–	–	305,280
Other liabilities	563	51,192	382	731	15,011	67,879
Lease liabilities	–	709	631	1,566	1,767	4,673
Subordinated debentures	–	–	2,026	–	11,530	13,556
	608,423	930,312	83,414	129,729	86,501	1,838,379
Off-balance sheet items
Financial guarantees (2)	$25,553	$1,485	$10	$174	$–	$27,222
Other commitments (3)	–	77	70	179	260	586
Commitments to extend credit (2)	3,081	121,652	54,443	190,073	9,718	378,967
	28,634	123,214	54,523	190,426	9,978	406,775
Total financial liabilities and off-balance sheet items	$637,057	$1,053,526	$137,937	$320,155	$96,479	$2,245,154

	As at October 31, 2023
(Millions of Canadian dollars)	On demand	Within 1 year	1 year to 2 years	2 years to 5 years	5 years and greater	Total
Financial liabilities
Deposits (1)	$510,868	$482,738	$74,465	$124,906	$42,920	$1,235,897
Other
Acceptances	–	21,740	–	5	–	21,745
Obligations related to securities sold short	–	33,741	–	–	–	33,741
Obligations related to assets sold under repurchase agreements and securities loaned	23,381	311,154	279	–	–	334,814
Other liabilities	608	54,844	284	657	12,463	68,856
Lease liabilities	–	653	621	1,519	1,971	4,764
Subordinated debentures	–	–	–	1,939	9,457	11,396
	534,857	904,870	75,649	129,026	66,811	1,711,213
Off-balance sheet items
Financial guarantees (2)	$23,308	$2	$4	$–	$–	$23,314
Other commitments (3)	–	61	55	128	178	422
Commitments to extend credit (2)	5,617	114,495	48,848	178,048	9,185	356,193
	28,925	114,558	48,907	178,176	9,363	379,929
Total financial liabilities and off-balance sheet items	$563,782	$1,019,428	$124,556	$307,202	$76,174	$2,091,142

*	This table represents an integral part of our 2024 Annual Consolidated Financial Statements.
(1)	A major portion of relationship-based deposits are repayable on demand or at short notice on a contractual basis while, in practice, these customer balances form a core base for our operations and liquidity needs, as explained in the preceding Deposit and funding profile.
(2)	We believe that it is highly unlikely that all or substantially all of these guarantees and commitments will be drawn or settled within one year, and contracts may expire without being drawn or settled. The management of the liquidity risk associated with potential extensions of funds is outlined in the preceding Risk measurement and internal liquidity reporting section.
(3)	Includes commitments related to short-term and low-dollar value leases, leases not yet commenced, and lease payments related to non-recoverable tax.